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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 20, 2004



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

                      DELAWARE                                          43-1819711
(State or other jurisdiction of incorporation)             (IRS Employer Identification No.)

                          Commission file number 1-9329

900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                            63101
  (Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000


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Item 7.  Financial Statements and Exhibits

    (c)  Exhibits.

          99.1 Pulitzer Inc. Fourth-Quarter 2003 Earnings Release dated January 20, 2004

          99.2 Pulitzer Inc. Statistical Report Press Release dated January 20, 2004

Item 12.  Results of Operations and Financial Condition

On January 20, 2004, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the fourth quarter ended December 28, 2003. On January 20, 2004, the Company also issued a press release announcing the Company's statistical report for the period and 52 weeks ended December 28, 2003. Copies of these press releases are furnished with this report as an exhibit to this Form 8-K and are incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Pulitzer Inc.

Date: January 20, 2004                         By: /s/ Alan G. Silverglat
                                                   -----------------------------
                                                   Alan G. Silverglat
                                                   Senior Vice President-Finance


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Exhibit Index

Exhibit    Description

99.1       Pulitzer Inc. Fourth-Quarter Earnings Release dated January 20, 2004

99.2       Pulitzer Inc. Statistical Report Press Release dated January 20, 2004